DEFERRED REVENUE	12 Months Ended
Dec. 31, 2025
DEFERRED REVENUE
DEFERRED REVENUE
16.	DEFERRED REVENUE

	Gold prepay	Silver stream
	arrangements	arrangement	Total
At December 31, 2023	$—	$8,176	$8,176
Accretion expense	—	489	489
At December 31, 2024	—	8,665	8,665
Prepayments received	384,402	—	384,402
Gold delivered	(117,013)	—	(117,013)
Accretion expense	24,460	487	24,947
At December 31, 2025	$291,849	$9,152	$301,001

Current	$125,354	$—	$125,354
Non-current	166,495	9,152	175,647
	$291,849	$9,152	$301,001

(a)	Gold prepay arrangements

Background

On February 26, 2025, the Company entered into gold prepay agreements with a syndicate of lenders.

Business terms

Pursuant to these gold prepay arrangements, the Company received an upfront cash payment of $384.4 million and agreed to deliver approximately 4,025 ounces of gold per month from March 2025 through February 2028 for a total of 144,887 ounces. Gold deliveries are settled using production from the Company’s operating mines. Of the upfront proceeds, $23.6 million was used immediately to close out all of the Company’s then-existing gold forward contracts (note 13(e)).

Accounting treatment

The gold prepay arrangements are accounted for as contracts with customers in accordance with IFRS 15 «Revenue from Contracts with Customers», because these contracts will be fulfilled by the Company, over time, by delivering its own production to the counterparties as per the gold prepay arrangement.

The carrying amount of the deferred revenue will be accreted to the estimated transaction price using an average effective interest rate of 8.4%. The estimated transaction price is determined based on the gold forward prices from accepted market resources. As gold is delivered to the lenders each month, revenue is credited to profit or loss, and the offsetting amount is charged to deferred revenue.

We continuously evaluate whether the Company will deliver from its own production. Should the Company cash settle these contracts in the future, the accounting for these arrangements will change.

Deliveries during the year

	2025	2024
Ounces delivered into the prepay agreements	40,246	—
Revenue recognized	$117,013	$—

As at December 31, 2025, there were a total of 104,641 ounces remaining to be delivered to the syndicate.

(b)	Silver stream arrangement

Background and business terms

As part of the Gold Standard Ventures Corp acquisition in 2022, the Company assumed the obligation under a silver streaming agreement (the “Silver Stream”), whereby the Company is committed to deliver 100% of the silver produced from the potential South Railroad mine over the life of the mine. In exchange, the investor is required to pay an ongoing cash purchase price equal to 15% of the prevailing market price of silver at the time of each delivery.

Accounting treatment

The streaming arrangement is accounted for as a contract with a customer in accordance with IFRS 15 «Revenue from Contracts with Customers». The carrying amount of the deferred revenue is being accreted to the estimated transaction price using an effective interest rate of 6.5%.